UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2016

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Boulevard	22102
Tysons, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (703) 245-9675

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On December 21, 2016, Computer Sciences Corporation (the “Company”) entered into a Purchase and Sale Agreement (“PSA”) among the Company (in such capacity, the “Contributing Originator”), Alliance-One Services, Inc., CSC Agility Platform, Inc., CSC Consulting, Inc., CSC Cybertek Corporation, Mynd Corporation and PDA Software Services LLC, as originators (collectively, the “Originators”), the Company, as initial servicer (in such capacity, the “Servicer”), and CSC Receivables LLC, a Delaware special purpose limited liability company, all of the issued and outstanding membership interests of which are owned by the Company (the “SPE”).
On December 21, 2016, the Company also entered into a Receivables Purchase Agreement (“RPA”), among the Servicer, the SPE, as seller, the persons from time to time party thereto as purchasers (the “Purchasers”) and group agents, PNC Bank, National Association, as administrative agent (the “Administrative Agent”), and PNC Capital Markets LLC, as structuring agent.
The PSA and RPA establish a committed, one-year facility (the “Facility”) with a facility limit of $250,000,000 (the “Facility Limit”), based on the satisfaction of certain conditions.  The Facility Limit may be reduced or increased from time to time pursuant to the terms of the RPA. The RPA also provides for one or more optional extensions of the Facility's term, if agreed to by the Purchasers, for an additional one-year duration. Such extensions may be requested as early as 210 days prior to, and not less than 60 days prior to, the then current Scheduled Termination Date.
Pursuant to the PSA, the Originators will sell and/or, in the case of the Contributing Originator, contribute, all of their accounts receivables except for certain excluded receivables (the “Receivables”) and the related rights thereto (the “Related Rights") to the SPE.  The structured transaction results in the continuous non-recourse true sale of Receivables.
Pursuant to the RPA, the SPE will sell the Receivables to the Purchasers in return for payments of capital. Each Purchaser’s investment under the RPA will bear interest at the applicable adjusted LIBOR or LMIR as selected by such Purchaser. Additionally, each Purchaser will be entitled to receive a drawn fee payable monthly in arrears at a rate of 0.75% per annum based on the aggregate outstanding investment of such Purchaser. In addition, each Purchaser will be entitled to receive an undrawn fee payable monthly in arrears at a rate of 0.375% per annum (if the aggregate outstanding investment made by all Purchasers is greater than or equal to 75% of the Facility Limit) or 0.55% per annum (if the aggregate outstanding investment made by all Purchasers is less than 75% of the Facility Limit) based on the excess (if any) of such Purchaser’s commitment over the aggregate outstanding investment of such Purchaser.
The securitization program agreements contain certain customary representations and warranties and affirmative covenants, including as to the eligibility of the Receivables being sold, and contain customary program termination events and non-reinvestment events. Certain obligations of the Originators and the Servicer are guaranteed by the Company under a Performance Guaranty, dated as of December 21, 2016, made by the Company in favor of the Administrative Agent for the benefit of the Purchasers (“Performance Guaranty”). However, the Performance Guaranty does not cover the SPE’s obligations to pay any yield, fees or invested amounts to the Administrative Agent or any of the Purchasers. Subject to the satisfaction of certain conditions including the delivery of assignment documentation and legal opinions satisfactory to the Administrative Agent, the Company is obligated to assign the Performance Guaranty (including all of the Company’s obligations and duties to perform thereunder) to Everett SpinCo, Inc. (“Everett”) promptly upon consummation by the Company of a merger transaction, in accordance with the Form S-4 filed by Everett with the SEC, which results in the Company being a wholly-owned subsidiary of Everett. The Form S-4 was initially filed by Everett on November 2, 2016, and amended on December 7, 2016, and may be further amended.
The Originators are obligated to: (i) repurchase any Receivables that were not eligible as represented when sold and (ii) fund any short-falls in collections for specified non-credit related reasons after sale. Apart from these obligations, any recourse to the Company, the Servicer or any of the Originators for credit-related losses under the securitization program will be limited to the deferred portion of the purchase price for the Receivables that is payable by the SPE to the Originators under subordinated notes issued by the SPE to each Originator.

The Company expects to use the proceeds from Receivables sales under the Facility for general corporate purposes.
The foregoing description of the Facility is qualified in its entirety by reference to the PSA, RPA and Performance Guaranty, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 hereto, respectively, and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation of an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits
(d) The following exhibits are filed herewith.

Exhibit No.	Description
10.1
Purchase and Sale Agreement dated as of December 21, 2016, among Computer Sciences Corporation, as Contributing Originator and Servicer, Alliance-One Services, Inc., CSC Agility Platform, Inc., CSC Consulting, Inc., CSC Cybertek Corporation, Mynd Corporation and PDA Software Services LLC, as Originators, and CSC Receivables LLC, as Buyer

10.2
Receivables Purchase Agreement dated as of December 21, 2016, among Computer Sciences Corporation, as Servicer, CSC Receivables LLC, as seller, the persons from time to time party thereto as Purchasers and group agents, PNC Bank, National Association, as Administrative Agent and PNC Capital Markets LLC, as structuring agent

10.3
Performance Guaranty dated as of December 21, 2016, made by Computer Sciences Corporation, as guarantor, in favor of PNC Bank, National Association, as Administrative Agent, for the benefit of the purchasers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: December 23, 2016	By: /s/ Paul N. Saleh
Paul N. Saleh
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1
Purchase and Sale Agreement dated as of December 21, 2016, among Computer Sciences Corporation, as Contributing Originator and Servicer, Alliance-One Services, Inc., CSC Agility Platform, Inc., CSC Consulting, Inc., CSC Cybertek Corporation, Mynd Corporation and PDA Software Services LLC, as Originators, and CSC Receivables LLC, as Buyer

10.2
Receivables Purchase Agreement dated as of December 21, 2016, among Computer Sciences Corporation, as Servicer, CSC Receivables LLC, as seller, the persons from time to time party thereto as Purchasers and group agents, PNC Bank, National Association, as Administrative Agent and PNC Capital Markets LLC, as structuring agent

10.3
Performance Guaranty dated as of December 21, 2016, made by Computer Sciences Corporation, as guarantor, in favor of PNC Bank, National Association, as Administrative Agent, for the benefit of the purchasers